Exhibit 23 (j)(ii) under Form N-1A
                                          Exhibit (23) under Item 601/Reg. S-K



                       Consent of Independent Auditors


The Board of Trustees
ARK Funds:

      We consent to the use of our reports dated June 11, 2002 for ARK Funds, incorporated herein by reference and to the references to our Firm under the heading "Financial Highlights" in the prospectuses.


                                     /s/ KPMG LLP
                                  KPMG LLP


Boston, Massachusetts
April 21, 2003